UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01    Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the sale, from time to time, of up to 13,657,223 shares of common stock of NorthStar Realty Finance Corp. (the “Company”) by the exchanging noteholders identified in the prospectus dated January 8, 2013, as amended or supplemented from time to time, which forms a part of the Company’s shelf registration statement on Form S-3 (File No. 333-184356) (the “Registration Statement”), that are received upon the exchange of their NorthStar Realty Finance Limited Partnership’s 8.875% Exchangeable Senior Notes due 2032.

(d)                                 Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp. (Registrant)

Date: December 30, 2013	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

8.1	Opinion of Hunton & Williams LLP with respect to tax matters.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 8.1).